Exhibit 99.1
FENTURA ANNOUNCES FOURTH QUARTER 2009 RESULTS AND SUBSIDIARY
REGULATORY AGREEMENT
Fentura Financial, Inc., reported net income of $890,000 or $0.54 per share for the fourth quarter of 2009. While the company continued to incur higher than historical levels of problem loan servicing expense and provision for loan losses, those extraordinary expenses were offset by continued solid core operating results and the benefit of a new tax carry back provision enacted by Congress in November of 2009. The tax code modification allowed the company to recover $5,110,000 of income taxes paid in prior periods.
For the quarter, net interest income totaled $3,864,000, a decrease of $156,000 from the fourth quarter of 2008. The decrease was primarily attributed both to a decline in interest bearing assets and liabilities connected with the strategic decision (communicated in the prior quarter) to manage the banks toward reductions in loans, deposits, and total assets. Successful asset and liability re-pricing actions resulted in an improvement in the net interest margin to 3.49% from the 3.32% margin reported for the fourth quarter of 2008. Operating expenses, net of regulatory assessment increases, additional expenses connected with servicing problem loans and the write-off of goodwill reflected a 12.5% reduction from the prior year quarter.

For the year 2009, Fentura Financial, Inc. experienced a loss of $16,980,000 or $7.70 per share. As reported in prior quarters, many small business and consumer borrowers were unable to comply with the repayment requirements of their loans due to the impact of the recession and the weakness in the overall economy. Accordingly, all three subsidiary banks added substantially to the reserve for loan losses throughout the year. Additionally, declining property and collateral values required the banks to reduce the carrying value of loans or other assets to reflect current market values. Those actions created extraordinary operating expenses which resulted in the substantial loss for the year.
Assets totaled $522,000,000 at year end 2009 compared to $579,000,000 at year end 2008. The substantial year-to-year decline reflects the softness of the overall economy and the specific efforts by the banks to reduce problem loans and non-relationship deposit accounts and maximize the capital to asset ratios of the banks. At year end, all three subsidiary banks maintained capital levels within the regulatory “adequately capitalized” range. As reported last year, West Michigan Community Bank entered into a written agreement with Federal and State regulatory authorities to, among other things; strengthen the capital position of the bank. Similarly, during the fourth quarter of 2009, The State Bank entered into a Consent Order with regulatory authorities also designed to strengthen the capital position of the bank, address asset quality problems and improve earnings.
Fentura subsidiary, Davison State Bank, remains under contract for sale to Hantz Holdings, Inc. in a transaction which awaits regulatory approval. If approved, proceeds from the sale will be used to strengthen the capital position of both The State Bank and West Michigan Community Bank.

Fentura is a bank holding company headquartered in Fenton, Michigan. Subsidiary banks include The State Bank headquartered in Fenton with offices serving Fenton, Linden, Holly, Grand Blanc; Davison State Bank headquartered in Davison, Michigan; West Michigan Community Bank headquartered in Hudsonville, Michigan with offices serving Hudsonville, Holland, and Jenison; and Livingston Community Bank, a division of The State Bank, headquartered in Brighton. Fentura Financial, Inc. shares are traded over the counter under the FETM trading symbol.

CAUTIONARY STATEMENT: This press release contains certain forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements concerning future growth in earning assets and net income. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, economic, competitive, governmental and technological factors affecting the Company’s operations, markets, products, services, interest rates and fees for services. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Further information concerning our business, including additional factors that could materially affect our financial results, is included in our filings with the Securities and Exchange Commission.
# # #

Fentura Financial Inc.
Consolidated Balance Sheets
(Dollars in thousands)
UNAUDITED

	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
(prior periods restated without DSB)	2009	2009	2009	2009	2008

ASSETS

Cash and cash equivalents
Cash and due from banks	$18,459	$18,814	$43,645	$26,643	$13,626
Short term investments	23,650	27,250	—	—	—

Total cash & cash equivalents	42,109	46,064	43,645	26,643	13,626

Securities:
Securities available for sale	43,608	49,405	51,483	42,737	47,065
Securities held to maturity	5,456	5,577	5,654	6,563	6,765

Total securities	49,064	54,982	57,137	49,300	53,830
Loans held for sale	831	1,434	1,136	4,842	690
Loans:
Commercial	252,764	268,438	278,224	282,184	289,523
Real estate — construction	26,295	34,072	37,028	51,001	48,777
Real estate — mortgage	28,058	30,829	33,050	36,235	37,828
Consumer	48,313	50,438	50,669	51,206	52,910

Total loans	355,430	383,777	398,971	420,626	429,038
Less: Allowance for loan losses	(10,726)	(14,485)	(13,970)	(11,405)	(10,455)

Net loans	344,704	369,292	385,001	409,221	418,583

Bank owned life insurance	7,221	7,138	7,088	7,034	7,282
Bank premises and equipment	15,914	16,111	16,369	16,610	16,879
Federal Home Loan Bank stock	1,900	1,900	1,900	1,900	1,900
Accrued interest receivable	1,813	2,020	1,996	2,275	2,231
Goodwill	—	—	—	—	—
Acquisition intangibles	157	189	220	252	293
Equity Investment	—	—	—	845	1,360
Other Real Estate Owned	7,967	8,961	5,933	5,703	5,983
Assets of held for sale operations	37,919	41,196	42,712	43,878	45,650
Other assets	12,480	5,705	5,502	8,831	10,297

TOTAL ASSETS	$522,079	$554,992	$568,639	$577,334	$578,604

LIABILITIES & SHAREHOLDERS’ EQUITY

LIABILITIES
Deposits:
Non-interest bearing deposits	64,530	63,786	69,231	65,668	64,325
Interest bearing deposits	376,245	405,080	409,844	409,224	405,039

Total deposits	440,775	468,866	479,075	474,892	469,364

Short-term borrowings	164	34	477	886	1,500
Federal Home Loan Bank Advances	7,981	9,981	9,981	10,007	12,707
Repurchase agreements	—	—	—	—	—
Subordinated debentures	14,000	14,000	14,000	14,000	14,000
Note Payable	—	—	—	750	1,000
Liabilities of held for sale operations	35,217	38,164	40,143	40,856	42,174
Accrued interest, taxes & other liabilities	3,410	4,400	5,753	2,090	1,735

Total liabilities	501,547	535,445	549,429	543,481	542,480

STOCKHOLDERS’ EQUITY
Common stock — no par value 5,000,000 shares authorized	42,913	42,883	42,850	42,814	42,778
Retained earnings	(21,657)	(22,548)	(21,700)	(6,336)	(4,677)
Accumulated other comprehensive income (loss)	(724)	(788)	(1,940)	(2,625)	(1,977)

Total stockholders’ equity	20,532	19,547	19,210	33,853	36,124

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$522,079	$554,992	$568,639	$577,334	$578,604

	—	—	—	—	—
Common stock shares issued & outstanding	2,248,553	2,225,214	2,209,183	2,195,326	2,185,765

Asset Quality Ratios:
Non-Performing Loans as a % of Total Loans	5.92%	6.70%	6.00%	5.49%	5.63%
Allowance for Loan Losses as a % of Non-Performing Loans	50.84%	56.12%	58.22%	48.82%	43.23%
Accruing Loans Past Due 90 Days More to Total Loans	0.09%	0.05%	0.00%	0.16%	0.16%
Non-Performing Assets as a % of Total Assets	6.52%	5.76%	5.56%	5.31%	5.29%

Quarterly Average Balances:
Total Loans	389,988	392,044	414,002	425,898	429,465
Total Earning Assets	464,041	456,172	468,460	482,503	488,985
Total Shareholders’ Equity	27,753	20,167	19,210	36,640	46,835
Total Assets	519,444	562,326	568,639	575,640	586,772
Diluted Shares Outstanding	2,226,745	2,210,613	2,196,743	2,195,326	2,174,226

Fentura Financial Inc.
Consolidated Income Statements
(Dollars in thousands, except per share data)
UNAUDITED

	Three Months ended					Twelve months ended
	Dec 31	Sept 30	Jun 30	March 31	Dec 31	Dec 31	Dec 31
(prior periods restated with out DSB)	2009	2009	2009	2009	2008	2009	2008

Interest income:
Interest & fees on loans	$5,665	$5,935	$6,000	$6,463	$6,551	$24,063	$27,915
Interest & dividends on securities:
Taxable	323	403	390	420	413	1,536	1,916
Tax-exempt	128	136	138	144	147	546	550
Interest on federal funds sold	3	2	—	—	—	5	139

Total interest income	6,119	6,476	6,528	7,027	7,111	26,150	30,520

Interest expense:
Deposits	2,035	2,278	2,613	2,613	2,744	9,539	12,446
Borrowings	220	226	291	311	347	1,048	1,606

Total interest expense	2,255	2,504	2,904	2,924	3,091	10,587	14,052

Net interest income	3,864	3,972	3,624	4,103	4,020	15,563	16,468
Provision for loan losses	3,417	1,940	7,711	1,655	2,560	14,723	7,715

Net interest income after provision for loan losses	447	2,032	(4,087)	2,448	1,460	840	8,753

Non-interest income:
Service charges on deposit accounts	532	519	480	436	560	1,967	2,431
Gain on sale of mortgage loans	155	100	277	235	78	767	337
Trust & investment services income	330	458	463	364	385	1,615	1,813
Gain (Loss) on sale of securities	—	12	—	—	—	12	—
Other than temporary impairment loss	(79)	—	—	—	—	(79)	—
Income (Loss) on Equity Investment	—	—	(845)	(515)	(1,032)	(1,360)	(1,729)
Other income and fees	481	391	450	620	480	1,942	1,571

Total non-interest income	1,419	1,480	825	1,140	471	4,864	4,423

Non-interest expense:
Salaries & employee benefits	1,942	2,129	2,071	2,552	2,374	8,694	10,500
Occupancy	423	428	447	503	476	1,801	1,926
Furniture and equipment	406	385	403	424	445	1,618	1,877
Loan and collection	1,204	984	933	385	306	3,506	810
Advertising and promotional	22	38	47	41	53	148	376
Loss on Equity Impairment	9	—	200	—	—	209	843
Goodwill Impairment Charge	—	—	—	—	7,955	—	—
Other operating expenses	1,271	1,016	1,210	1,931	881	5,428	11,261

Total non-interest expense	5,277	4,980	5,311	5,836	12,490	21,404	27,593

Income (loss) from continuing operations before income tax	(3,411)	(1,468)	(8,573)	(2,248)	(10,559)	(15,700)	(14,417)
Federal income taxes (benefit)	(4,616)	(332)	5,952	(592)	(958)	412	(2,448)

Net income (loss) from continuing operations	1,205	(1,136)	(14,525)	(1,656)	(9,601)	(16,112)	(11,969)

Net Income (loss) from held for sale operations, net of tax	(315)	289	(839)	(3)	(62)	(868)	(196)

Net Income (loss)	$890	$(847)	$(15,364)	$(1,659)	$(9,663)	$(16,980)	$(12,165)

Income (Loss) per share from continuing operations:
Basic earnings	$0.54	$(0.51)	$(6.61)	$(0.76)	$(4.42)	$(7.31)	$(5.50)
Diluted earnings	$0.54	$(0.51)	$(6.61)	$(0.76)	$(4.42)	$(7.31)	$(5.50)
Net Income (Loss) per share:
Basic earnings	$0.40	$(0.38)	$(6.99)	$(0.76)	$(4.45)	$(7.70)	$(5.60)
Diluted earnings	$0.40	$(0.38)	$(6.99)	$(0.76)	$(4.45)	$(7.70)	$(5.60)

Performance Ratios:
Return on Average Assets	0.17%	-0.15%	-2.70%	-1.17%	-1.65%	-3.02%	-2.03%
Return on Average Equity	3.21%	-4.20%	-79.98%	-18.36%	-20.69%	-61.19%	-27.18%
Net Interest Margin (FTE)	3.49%	3.53%	3.18%	3.52%	3.32%	3.42%	3.32%
Book Value Per Share	$9.13	$8.78	$8.70	$15.42	$16.53	$9.13	$16.53
Net Charge-offs	7,278	1,425	5,146	705	3,704	14,554	4,852
Ratio of Net charge-offs to Gross Loans	2.05%	0.48%	1.46%	0.17%	1.13%	4.09%	1.13%

Number of shares outstanding						2,205,419.46	2,174,225.58
Number of shares outstanding-diluted						2,205,419.46	2,174,225.58